UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008 (April 22, 2008)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado		80020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On April 22, 2008, Allos Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company has completed patient enrollment in PROPEL, the Company’s pivotal Phase 2 trial of PDX (pralatrexate) in patients with relapsed or refractory peripheral T-cell lymphoma.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release, dated April 22, 2008, entitled “Allos Therapeutics Completes Patient Enrollment in Pivotal Phase 2 PROPEL Trial of PDX in Patients with Peripheral T-cell Lymphoma.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 23, 2008

ALLOS THERAPEUTICS, INC.

By:	/s/ David C. Clark
David C. Clark
Its:	Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 22, 2008, entitled “Allos Therapeutics Completes Patient Enrollment in Pivotal Phase 2 PROPEL Trial of PDX in Patients with Peripheral T-cell Lymphoma.”